                                                                    EXHIBIT 10.3



                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 28, 2003 (this "Amendment"), with respect to that certain Credit Agreement, dated as of May 6, 2003 (as amended, the "Credit Agreement"), among Kmart Corporation, a Michigan corporation ("Borrower"), the other Credit Parties (as defined therein) signatory thereto, the lenders from time to time signatory thereto (each a "Lender" and collectively, "Lenders") and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Credit Parties have requested that the Lenders amend the Credit Agreement to permit the Credit Parties to (i) purchase up to $10,000,000 of Holdings' Stock and (ii) maintain Marketable Securities outside of Investment Accounts subject to Investment Account Control Agreements;

                  WHEREAS, the Majority Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  2. Amendments to Credit Agreement.

                  (a) Section 6.13 of the Credit Agreement shall be amended to
         (i) delete the "and" that appears after the final ";" of clause (f),
         (ii) to delete the ".." that appears at the end of clause (g) and to substitute "; and" in lieu thereof and (iii) insert the following new clause (h) immediately following clause (g):

                           "(h) the payment by the Credit Parties of up to
                  $10,000,000 in the aggregate to purchase the unrestricted Stock of Holdings freely traded on a national securities exchange (the "Incentive Stock"); provided, that Incentive Stock may be used solely as incentives for officers, executives or other employees of the Credit Parties."

                  (b) Section 6.2(d) of the Credit Agreement shall be deleted in it its entirety and the following shall be substituted in lieu thereof:

                           "(d) Cash, Cash Equivalents and Marketable
                  Securities; provided, that any cash and Cash Equivalents, other than Store Cash, must be (i) maintained in a Concentration Account or Excluded Account, as applicable or
                  (ii) otherwise invested in accordance with this Section 6.2; provided, further, that Marketable Securities must either (i) be maintained in an Investment Account covered by an Investment Account Control Agreement or (ii) otherwise be subject to a first-priority, perfected security interest in favor of Administrative Agent (including both a financing statement and a control agreement in form and substance satisfactory to Administrative Agent);"

                  (c) Annex A to the Credit Agreement shall be amended by adding in its proper alphabetical place the following new definition:

                           "`Incentive Stock' has the meaning ascribed to it in
                  Section 6.13(h)."

                  3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the "First Amendment Effective Date"):

                  (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Credit Party and Majority Lenders; and

                  (b) Administrative Agent shall have executed the First Amendment to the Security Agreement attached hereto as Exhibit A and shall have received counterparts thereof, duly executed and delivered by the Borrower and Majority Lenders.

                  5. Amendment to Security Agreement. By their execution hereof, Lenders hereby agree to the amendment of the Security Agreement in the form attached hereto as Exhibit A.

                  6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

                  7. Acknowledgement and Consent. Each Credit Party by their execution of this Amendment hereby:

                  (a) acknowledges and consents to this Amendment; and

                  (b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that the execution, delivery and performance of this Amendment shall not in any way affect such Person's obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

                  8. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  9. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

                  10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  11. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

                  13. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                  14. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                            KMART CORPORATION,
                                            as a Borrower


                                            By: /s/ James Gooch
                                                ---------------
                                            Name:  James Gooch
                                                   -----------
                                            Title: VP - Treasurer
                                                   --------------



























            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                            KMART HOLDING CORPORATION
                                            KMART MANAGEMENT CORPORATION
                                            BIG BEAVER DEVELOPMENT CORPORATION
                                            BIG BEAVER OF FLORIDA DEVELOPMENT,
                                               LLC
                                            BIG BEAVER OF GUAYNABO
                                            BLUELIGHT.COM, INC.
                                            BLUELIGHT.COM LLC
                                            KBL HOLDING INC.
                                            KMART CORPORATION OF ILLINOIS, INC.
                                            KMART EXPRESS LLC,
                                            KMART INTERNATIONAL SERVICES, INC.
                                            KMART OF FLORIDA LLC
                                            KMART STORES OF ILLINOIS LLC
                                            KMART OF MICHIGAN, INC.
                                            KMART OF NORTH CAROLINA LLC
                                            KMART OF NY HOLDINGS, INC.
                                            KMART OF OHIO LLC
                                            KMART STORES OF TEXAS LLC
                                            KMART OF WASHINGTON LLC
                                            KMART OVERSEAS CORPORATION
                                            KMART STORES OF INDIANA, INC.
                                            KMART STORES OF TNCY, INC.
                                            MEDIA MOMENTUM, INC.
                                            STI MERCHANDISING, INC.,
                                            as Credit Parties


                                            By: /s/ James Gooch
                                               ---------------------------------
                                            Name: James Gooch
                                                 -------------------------------
                                            Title: VP - Treasurer
                                                  ------------------------------



            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                            KLC INC.,
                                            as a Credit Party


                                            By: /s/ James Gooch
                                               ---------------------------------
                                            Name: James Gooch
                                                 -------------------------------
                                            Title: VP - Treasurer
                                                  ------------------------------

                                            KMART OF INDIANA
                                            KMART OF PENNSYLVANIA LP
                                            KMART OF TEXAS L.P.
                                            THE COOLIDGE GROUP LLC,
                                            as Credit Parties

                                            By:   KMART CORPORATION, its sole
                                                  member, partner or general
                                                  partner, as applicable


                                                  By: /s/ James Gooch
                                                     ---------------------------
                                                  Name: James Gooch
                                                       -------------------------
                                                  Title: VP - Treasurer
                                                        ------------------------

                                            KMART TRINIDAD, INC.
                                            as a Credit Party


                                            By: /s/ James Gooch
                                               ---------------------------------
                                            Name: James Gooch
                                                 -------------------------------
                                            Title: VP - Treasurer
                                                  ------------------------------

                                            MARIN ACCESS LLC,
                                            as a Credit Party


                                            By: /s/ James Gooch
                                               ---------------------------------
                                            Name: James Gooch
                                                 -------------------------------
                                            Title: VP - Treasurer
                                                  ------------------------------



            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Administrative Agent

                                            By: /s/ Lynn Gosselin
                                               ---------------------------------
                                            Name: Lynn Gosselin
                                                 -------------------------------
                                            Title: Duly Authorized Signatory
                                                  ------------------------------

                                            FLEET RETAIL FINANCE, INC.,
                                            as a Lender

                                            By: /s/ James R. Dore
                                               ---------------------------------
                                            Name: James R. Dore
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                            BANK OF AMERICA BUSINESS CREDIT,
                                            as a Lender

                                            By: /s/ Robert Scalzitti
                                               ---------------------------------
                                            Name: Robert Scalzitti
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            GMAC COMMERCIAL FINANCE LLC,
                                            as a Lender

                                            By: /s/ Thomas Maiale
                                               ---------------------------------
                                            Name: Thomas Maiale
                                                 -------------------------------
                                            Title: Director
                                                  ------------------------------

                                            BANK ONE, NA,
                                            as a Lender

                                            By: /s/ Joseph R. Heskett
                                               ---------------------------------
                                            Name: Joseph R. Heskett
                                                 -------------------------------
                                            Title: Associate
                                                  ------------------------------

                                            NATIONAL CITY COMMERCIAL FINANCE,
                                            INC.,
                                            as a Lender

                                            By: /s/ Kathryn C. Ellero
                                               ---------------------------------
                                            Name: Kathryn C. Ellero
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            ORIX FINANCIAL SERVICES, INC.,
                                            as a Lender

                                            By: /s/ Jonathan M. Millard
                                               ---------------------------------
                                            Name: Jonathan M. Millard
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            PB CAPITAL CORPORATION,
                                            as a Lender

                                            By: /s/ Tyler J. McCarthy
                                               ---------------------------------
                                            Name: Tyler J. McCarthy
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            By: /s/ Andrew L. Shipman
                                               ---------------------------------
                                            Name: Andrew L. Shipman
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------

                                            TEXTRON FINANCIAL CORPORATION,
                                            as a Lender

                                            By: /s/ Eric R. Hubbard
                                               ---------------------------------
                                            Name: Eric R. Hubbard
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            TRANSAMERICA BUSINESS CAPITAL
                                            CORPORATION,
                                            as a Lender

                                            By: /s/ Perry Vavoules
                                               ---------------------------------
                                            Name: Perry Vavoules
                                                 -------------------------------
                                            Title: EVP
                                                  ------------------------------

                                            UPS CAPITAL CORPORATION,
                                            as a Lender

                                            By: /s/ Catherine M. Hilton
                                               ---------------------------------
                                            Name: Catherine M. Hilton
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            RZB FINANCE LLC,
                                            as a Lender

                                            By: /s/ John A. Valiska
                                               ---------------------------------
                                            Name: John A. Valiska
                                                 -------------------------------
                                            Title: Group Vice President
                                                  ------------------------------

                                            By: /s/ Christoph Hoedl
                                               ---------------------------------
                                            Name: Christoph Hoedl
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            THE PROVIDENT BANK,
                                            as a Lender

                                            By: /s/ Marshall M. Stuart
                                               ---------------------------------
                                            Name: Marshall M. Stuart
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            KZH ING-2 LLC,
                                            as a Lender

                                            By: /s/ Dorian Herrera
                                               ---------------------------------
                                            Name: Dorian Herrera
                                                 -------------------------------
                                            Title: Authorized Agent
                                                  ------------------------------

                                            KZH CYPRESSTREE-1 LCC,
                                            as a Lender

                                            By: /s/ Dorian Herrera
                                               ---------------------------------
                                            Name: Dorian Herrera
                                                 -------------------------------
                                            Title: Authorized Agent
                                                  ------------------------------

                                            KZH STERLING LLC,
                                            as a Lender

                                            By: /s/ Dorian Herrera
                                               ---------------------------------
                                            Name: Dorian Herrera
                                                 -------------------------------
                                            Title: Authorized Agent
                                                  ------------------------------

                                            AMERICAN EXPRESS CERTIFICATE
                                            COMPANY,
                                            as a Lender

                                            By: /s/ Yvonne Stevens
                                               ---------------------------------
                                            Name: Yvonne Stevens
                                                 -------------------------------
                                            Title: Senior Managing Director
                                                  ------------------------------

                                            IDS LIFE INSURANCE COMPANY,
                                            as a Lender

                                            By: /s/ Yvonne Stevens
                                               ---------------------------------
                                            Name: Yvonne Stevens
                                                 -------------------------------
                                            Title: Senior Managing Director
                                                  ------------------------------

                                            LONGACRE MASTER FUND, LTD.,
                                            as a Lender

                                            By: /s/ Steven S. Weissman
                                               ---------------------------------
                                            Name: Steven S. Weissman
                                                 -------------------------------
                                            Title: Director
                                                  ------------------------------

                                    EXHIBIT A

                      FIRST AMENDMENT TO SECURITY AGREEMENT


                  FIRST AMENDMENT TO SECURITY AGREEMENT, effective as of August 28, 2003 (this "Amendment"), with respect to that certain Security Agreement, dated as of May 6, 2003 (as amended prior to the date hereof, the "Security Agreement"), among Kmart Corporation, a Michigan corporation ("Borrower"), the other Grantors (as defined therein) signatory thereto and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), individually and in its capacity as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                               W I T N E SS E T H:

                  WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Credit Parties have requested that the Lenders agree to amend the Credit Agreement to permit the Credit Parties to (i) purchase up to $10,000,000 of Holdings' Stock and (ii) maintain Marketable Securities outside of Investment Accounts subject to Investment Account Control Agreements;

                  WHEREAS, in order to induce Lenders to agree to such amendments to the Credit Agreement, Grantors have agreed to amend the Security Agreement to grant a first-priority, perfected security interest in favor of Administrative Agent in Marketable Securities held by any Credit Party;

                  WHEREAS, the Majority Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  2. Amendments to Security Agreement. Section 2 of the Security Agreement shall be amended to (i) delete the "and" that appears after the ";" in clause (xi), (ii) renumber existing clause "(xii)" as clause "(xiii)", and (iii) insert the following new clause (xii) immediately following clause (xi) and immediately preceding clause (xiii):

                           "(xii)  Marketable Securities; and"

                  3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Grantors hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of Grantors contained in the Security Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the "First Amendment Effective Date"):

                  (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Grantor; and

                  (b) Administrative Agent shall have executed the First Amendment to the Credit Agreement referred to in the recitals to this Amendment and shall have received counterparts thereof, duly executed and delivered by the Borrower and Majority Lenders.

                  5. Reference to Security Agreement. Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Security Agreement, as modified and amended by this Amendment.

                  6. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  7. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

                  8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

                  11. Continuing Effect. Except as expressly amended hereby, the Security Agreement, as amended by this Amendment, and the security interests granted thereunder, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Security Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Security Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Security Agreement as amended by this Amendment.

                  12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                            KMART CORPORATION
                                            KMART HOLDING CORPORATION
                                            KMART MANAGEMENT CORPORATION
                                            BIG BEAVER DEVELOPMENT CORPORATION
                                            BIG BEAVER OF FLORIDA DEVELOPMENT,
                                              LLC
                                            BIG BEAVER OF GUAYNABO
                                            BLUELIGHT.COM, INC.
                                            BLUELIGHT.COM LLC
                                            KBL HOLDING INC.
                                            KMART CORPORATION OF ILLINOIS, INC.
                                            KMART EXPRESS LLC,
                                            KMART INTERNATIONAL SERVICES, INC.
                                            KMART OF FLORIDA LLC
                                            KMART STORES OF ILLINOIS LLC
                                            KMART OF MICHIGAN, INC.
                                            KMART OF NORTH CAROLINA LLC
                                            KMART OF NY HOLDINGS, INC.
                                            KMART OF OHIO LLC
                                            KMART STORES OF TEXAS LLC
                                            KMART OF WASHINGTON LLC
                                            KMART OVERSEAS CORPORATION
                                            KMART STORES OF INDIANA, INC.
                                            KMART STORES OF TNCY, INC.
                                            MEDIA MOMENTUM, INC.
                                            STI MERCHANDISING, INC.,
                                            as Grantors


                                            By: /s/ James Gooch
                                               --------------------------------
                                            Name: James Gooch
                                                 ------------------------------
                                            Title: VP - Treasurer
                                                  -----------------------------




           [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

                                            KLC INC.,
                                            as a Grantor


                                            By: /s/ James Gooch
                                               --------------------------------
                                            Name: James Gooch
                                                 ------------------------------
                                            Title: VP - Treasurer
                                                  -----------------------------


           [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

                                        KMART OF INDIANA
                                        KMART OF PENNSYLVANIA LP
                                        KMART OF TEXAS L.P.
                                        THE COOLIDGE GROUP LLC,
                                        as Grantors

                                        By:  KMART CORPORATION, its sole
                                             member, partner or general
                                             partner, as applicable


                                             By: /s/ James Gooch
                                                ----------------------------
                                             Name: James Gooch
                                                  --------------------------
                                             Title: VP - Treasurer
                                                   -------------------------

                                        KMART TRINIDAD, INC.
                                        as a Grantor


                                        By: /s/ James Gooch
                                           ---------------------------------
                                        Name: James Gooch
                                             -------------------------------
                                        Title: VP - Treasurer
                                              ------------------------------

                                        MARIN ACCESS LLC,
                                        as a Grantor


                                        By: /s/ James Gooch
                                           ---------------------------------
                                        Name: James Gooch
                                             -------------------------------
                                        Title: VP - Treasurer
                                              ------------------------------

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Administrative Agent


                                        By: /s/ Lynn Gosselin
                                           ---------------------------------
                                        Name: Lynn Gosselin
                                             -------------------------------
                                        Title: Duly Authorized Signatory
                                              ------------------------------


           [SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]